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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 10, 2000

                           ASPAC Communications, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                        333-57191             95-4652797
(State or other jurisdiction of           (Commission         (I.R.S.  Employer
incorporation or organization)            File Number)       Identification No.)

             21221 S. Western Avenue, Suite 215, Torrance, CA 90501
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (310) 328-7666

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Item 1.  Change In Control Of Registrant.

         On March 30, 2000, ASPAC Communications, Inc. ("ASPAC") entered into an Agreement and Plan of Reorganization ("Agreement") by and between ASPAC Communications, Inc. (the "Company"), and USA International Chemical, Inc. ("USA"). The Closing of the Agreement took place on May 4, 2000. Pursuant to the terms of the Agreement, upon closing, USA acquired 100% of the outstanding Common Stock of the Company. Pursuant to the Agreement, USA exchanged 94% of its outstanding Common Stock for 100% of the Common Stock of the Company. As such, USA issued 20,126,264 shares of newly issued common stock, $0.00001 par value per share (the "USA Common Stock") to the shareholders of ASPAC in exchange for all of the currently outstanding shares of ASPAC common stock. The 20,126,264 shares of USA Common Stock represents approximately ninety four percent (94%) of the outstanding stock of USA. The Agreement was duly approved by all of the board of directors and shareholders of the Company. The form of the Agreement is attached hereto as Exhibit 2.1.


Item 4.  Change In Registrant's Certifying Accountant.

         On April 10, 2000, the registrant executed an engagement agreement with Ernst and Young LLP, Los Angeles, California, whereby Ernst and Young will replace Weinberg & Company P.A., as the registrant's principal auditors to audit the financial statements of ASPAC Communications, Inc. (the "Company"), at the end of the registrant's fiscal year, which is currently September 30, 2000. This dismissal and engagement of the registrant's principal auditors has been duly approved by the board of directors of the Company.

         The Company believes, and has been advised by Weinberg & Company that it concurs with such belief, that, for the years ended September 30, 1998 and September 30, 1999, the Company and Weinberg & Company did not have any disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Weinberg & Company would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

         The report of Weinberg & Company on the financial statements for the years ended September 30, 1998 and September 30, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope of accounting principles. During that period, there were no "reportable events" within the meaning of Item 304 (a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933.

         The Company has requested that Weinberg & Company furnish a letter addressed to the Securities and Exchange Commission stating whether Weinberg & Company agrees with the above statements. A copy of that letter is attached as
Exhibit 16 to this Form 8-K.


Item 5.  Other Events

         As of March 30, 2000, the Company relocated its principal executive offices from 2049 Century Park East, Suite 1200, Los Angeles, California 90067 to 21221 S. Western Avenue, Suite 215, Torrance, California 90501.


Item 7.  Exhibits

         2.1. Plan and Agreement of Reorganization between ASPAC Communications, Inc. and USA International Chemical, Inc., dated March 30, 2000.

         2.2.     List of Omitted Schedules

         16.      Letter from Weinberg & Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 16, 2000                             ASPAC COMMUNICATIONS, INC.
                                                  (Registrant)



                                                  By: /s/ Jeffrey G. Sun
                                                      --------------------------
                                                  Name: Jeffrey G. Sun
                                                  Title: Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
Number                          Description
------                          -----------

2.1 Plan and Agreement of Reorganization between ASPAC Communication, Inc. and USA International Chemical, Inc., dated March 30, 2000.

2.2      List of Omitted Schedules

16.      Letter from Weinberg & Company

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